Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

Note 12—Taxes

Income tax

Cayman Islands

Under the current laws of the Cayman Islands, Wimi Cayman is not subject to tax on income or capital gain. Additionally, upon payments of dividends to the shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

Wimi HK and Micro Beauty are incorporated in Hong Kong and are subject to Hong Kong Profits Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Hong Kong tax laws. The applicable tax rate is 16.5% in Hong Kong. The Company did not make any provisions for Hong Kong profit tax as there were no assessable profits derived from or earned in Hong Kong since inception. Under Hong Kong tax law, Wimi HK is exempted from income tax on its foreign-derived income and there are no withholding taxes in Hong Kong on remittance of dividends.

Seychelles

Skystar is incorporated in Seychelles and is not subject to tax on income generated outside of Seychelles under the current law. In addition, upon payments of dividends by these entities to their shareholders, no withholding tax will be imposed.

PRC

The subsidiaries and VIE incorporated in the PRC are governed by the income tax laws of the PRC and the income tax provision in respect to operations in the PRC is calculated at the applicable tax rates on the taxable income for the periods based on existing legislation, interpretations and practices in respect thereof. Under the Enterprise Income Tax Laws of the PRC (the “EIT Laws”), domestic enterprises and Foreign Investment Enterprises (the “FIE”) are usually subject to a unified 25% enterprise income tax rate while preferential tax rates, tax holidays and even tax exemption may be granted on case-by-case basis. EIT grants preferential tax treatment to certain High and New Technology Enterprises (“HNTEs”). Under this preferential tax treatment, HNTEs are entitled to an income tax rate of 15%, subject to a requirement that they re-apply for HNTE status every three years. Shenzhen KXY obtained the “high-tech enterprise” tax status in October 2015, which reduced its statutory income tax rate to 15% from November 2016 to November 2019.

Shenzhen Yiruan, Shenzhen Yiyun, Shenzhen Yidian and Shenzhen Duodian are qualified as software companies by local taxing authority, and obtained two years of tax exempt status and three years at reduced income tax rate of 12.5%. After the initial 5 years, the Company can apply for the reduced rate in a yearly basis. In addition, 75% of R&D expenses of Shenzhen Kuxuan and Shenzhen Yiruan are subject to additional deduction from pre-tax income.

Korgas Shengyou, Korgas Wimi, and Korgas 233 were formed and registered in Korgas in Xinjiang Provence, China from 2016 to 2017, and Kashi Duodian was formed and registered in Kashi in Xinjiang Provence, China in 2019. These companies are not subject to income tax for 5 years and can obtain another two years of tax exempt status and three years at reduced income tax rate of 12.5% after the 5 years due to the local tax policies to attract companies in various industries.

Shenzhen Qianhai and Shenzhen Zhiyun were formed and registered in Qianhai District in Guangdong Provence, China in 2015 and 2019, respectively. These companies are subject to income tax at a reduced rate of 15% due to the local tax policies to attract companies in various industries.

Tax savings for the years ended December 31, 2017, 2018 and 2019 amounted to RMB 22,769,752, RMB 20,619,510 and RMB 23,679,290 (USD 3,394,296), respectively. The Company’s basic and diluted earnings per shares would have been each lower by RMB 0.24 and RMB 0.21 per share for the years ended December 31, 2017 and 2018 without the preferential tax rate reduction, respectively. The Company’s basic and diluted earnings per shares would have been lower by RMB 0.24 (USD 0.03) and RMB 0.22 (USD 0.03) per share for the year ended December 31, 2019 without the preferential tax rate reduction, respectively.

Significant components of the benefit of (provision for) income taxes are as follows:

	For the year ended December 31, 2017	For the year ended December 31, 2018	For the year ended December 31, 2019	For the year ended December 31, 2019
	RMB	RMB	RMB	USD
Current	(1,994,837)	(9,618,606)	(4,644,300)	(665,734)
Deferred	1,466,826	1,543,010	1,515,220	217,198
Provision for income taxes	(528,011)	(8,075,596)	(3,129,080)	(448,536)

The following table reconciles China statutory rates to the Company’s effective tax rate:

	For the year ended December 31, 2017	For the year ended December 31, 2018	For the year ended December 31, 2019
China statutory income tax rate	25.0%	25.0%	25.0%
Preferential tax rate reduction	(30.8)%	(21.2)%	(22.5)%
Change in valuation allowance	-	—	0.4%
Permanent difference*	6.5%	4.0%	0.1%
Effective tax rate	0.7%	7.8%	3.0%

*	Permanent difference is mainly related to the tax losses carried forward due to the uncertainty surrounding their realization.

Deferred tax assets and liabilities—China

Significant components of deferred tax assets and liabilities were as follows:

	December 31, 2018	December 31, 2019	December 31, 2019
	RMB	RMB	USD
Deferred tax assets:
Allowance for doubtful accounts	—	130,321	18,681
Net operating loss carryforwards	2,379,050	2,762,833	396,037
Less :valuation allowance	(2,379,050)	(2,762,833)	(396,037)
Deferred tax assets, net	—	130,321	18,681
Deferred tax liabilities:
Recognition of intangible assets arising from business combination	4,132,398	2,747,500	393,839
Total deferred tax liabilities, net	4,132,398	2,617,179	375,158

The Company evaluated the recoverable amounts of deferred tax assets, and provided a valuation allowance to the extent that future taxable profits will be available against which the net operating loss and temporary difference can be utilized. The Company considers both positive and negative factors when assessing the future realization of the deferred tax assets and applied weigh to the relative impact of the evidences to the extent it could be objectively verified.

The Company’s NOL was mainly from Beijing WiMi (VIE of WiMi WFOE)’s cumulative net operating loss (“NOL”) of approximately 13,025,860 (USD 1,867,186) as of December 31, 2019. Beijing WiMi has incurred losses since 2015 and its NOL is set to expire in 2020. Management considers projected future losses outweighs other factors and made a full allowance of related deferred tax assets.

The Company recognized deferred tax liabilities related to the excess of the intangible assets reporting basis over its income tax basis as a result of fair value adjustment from acquisitions in 2015. The deferred tax liabilities will reverse as the intangible assets are amortized for financial statement reporting purposes.

Uncertain tax positions

The Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of December 31, 2018 and 2019, the Company did not have any significant unrecognized uncertain tax positions. The Company did not incur any interest and penalties related to potential underpaid income tax expenses for the years ended December 31, 2017, 2018 and 2019 and also does not anticipate any significant increases or decreases in unrecognized tax benefits in the next 12 months from December 31, 2019.

Value added tax

All of the Company’s service revenues that are earned and received in the PRC are subject to a Chinese VAT at a rate of 6% of the gross proceed or at a rate approved by the Chinese local government.

Taxes payable consisted of the following:

	December 31, 2018	December 31, 2019	December 31, 2019
	RMB	RMB	USD
VAT taxes payable	1,692,874	494,964	70,950
Income taxes payable	8,912,365	9,093,481	1,303,501
Other taxes payable	128,300	72,437	10,383
Totals	10,733,539	9,660,882	1,384,834